UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): April 30, 2014

Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.02 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2014, the Company entered into a $3.5 billion five-year revolving credit facility (the “2014 Facility”) with JPMorgan Chase Bank, N.A., as agent, Citibank, N.A., as syndication agent, and the lenders named therein.  The 2014 Facility expires in April 2019 and replaces a similar $2.75 billion four-year revolving credit facility dated December 16, 2010.  There are no outstanding loans or letters of credit under the 2014 Facility.  The Company has not incurred any borrowings under this or prior similar facilities, and has no intention to do so.  The 2014 Facility supports general corporate purposes, including commercial paper borrowings.

The 2014 Facility is unsecured and may be accessed under various interest rate alternatives, at the Company’s option.  Loans and letters of credit may be denominated in U.S. dollars or certain other currencies.  The Company must pay facility fees on the aggregate amounts available under the 2014 Facility, as specified in the credit agreement.  The 2014 Facility contains customary representations, warranties, covenants and events of default.

In the ordinary course of their respective businesses, the lenders and their respective affiliates engage in, and may in the future engage in, commercial banking and/or investment banking transactions and/or advisory services with us and our affiliates.

The foregoing summary of the 2014 Facility is not complete and is qualified in its entirety by reference to the actual credit agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number            Description of Exhibits
10.1                              Credit Agreement dated as of  April 30, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 2, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary
EXHIBIT INDEX

Exhibit Number            Description of Exhibits
10.1                              Credit Agreement dated as of  April 30, 2014